Exhibit 99.1

                                      TODCO
                            Monthly Rig Status Report
                                      as of
                                February 1, 2005

                                                                                    Contract(2)    Est. Duration(2)
                                                                               ------------------  ---------------
                                                                                          Dayrate
    Rig Name     Rig Type          Status (1)             Customer               Type     ($000s)  Days    Date         Comments
    -------- ----------------  ------------------  --------------------------  --------  --------- ----- ---------  ----------------

US Inland Barges
   ---------------------------------------------------------------------------------------------------------------------------------
  1  Rig 01  Conv - 2000 hp    Cold Stacked 05/03
   ---------------------------------------------------------------------------------------------------------------------------------
  2  Rig 07  Posted - 2000 hp  Cold Stacked 03/02
   ---------------------------------------------------------------------------------------------------------------------------------
  3  Rig 09  Posted - 2000 hp  Operating           Boss Exploration            term       Low $20s   12  02/13/05

   ---------------------------------------------------------------------------------------------------------------------------------
  4  Rig 10  Posted - 2000 hp  Cold Stacked 03/02
   ---------------------------------------------------------------------------------------------------------------------------------
  5  Rig 11  Conv - 3000 hp    Operating           Clayton Williams Energy     one well   Low $20s    1  02/02/05
                                                   Badger Oil Corporation      one well   Mid $20s   45  03/19/05
   ---------------------------------------------------------------------------------------------------------------------------------
  6  Rig 15  Conv - 2000 hp    Operating           Swift Energy Company        term      High $10s   21  02/22/05
   ---------------------------------------------------------------------------------------------------------------------------------
  7  Rig 17  Posted - 3000 hp, Operating           Kaiser-Francis Oil Company  one well   Mid $20s   14  02/15/05
              TD                                   ExxonMobil                  one well   Mid $30s  182  08/16/05
   ---------------------------------------------------------------------------------------------------------------------------------
  8  Rig 19  Conv - 1000 hp    Operating           Swift Energy Company        term       Mid $10s    1  02/02/05   Contract Pending
   ---------------------------------------------------------------------------------------------------------------------------------
  9  Rig 20  Conv - 1000 hp    Cold Stacked 09/03
   ---------------------------------------------------------------------------------------------------------------------------------
 10  Rig 21  Conv - 1500 hp    Cold Stacked 07/99
   ---------------------------------------------------------------------------------------------------------------------------------
 11  Rig 23  Conv - 1000 hp    Cold Stacked 03/02
   ---------------------------------------------------------------------------------------------------------------------------------
 12  Rig 27  Posted - 3000 hp, Operating           McMoran Exploration         one well  High $20s    9  02/10/05
              TD                                                               one well   Low $30s  110  05/31/05
   ---------------------------------------------------------------------------------------------------------------------------------
 13  Rig 28  Conv - 3000 hp    Cold Stacked 05/03
   ---------------------------------------------------------------------------------------------------------------------------------
 14  Rig 29  Conv - 3000 hp,   Operating           Apache Corp                 one well   Mid $20s    6  02/07/05   Contract Pending
              TD
   ---------------------------------------------------------------------------------------------------------------------------------
 15  Rig 30  Conv - 3000 hp    Cold Stacked 03/02
   ---------------------------------------------------------------------------------------------------------------------------------
 16  Rig 31  Conv - 3000 hp    Cold Stacked 03/02
   ---------------------------------------------------------------------------------------------------------------------------------
 17  Rig 32  Conv - 3000 hp    Cold Stacked 12/03
   ---------------------------------------------------------------------------------------------------------------------------------
 18  Rig 41  Posted - 3000 hp, Operating           Energy Partners Limited     one well   Mid $20s    5  02/06/05   Contract Pending
              TD
   ---------------------------------------------------------------------------------------------------------------------------------
 19  Rig 46  Posted - 3000 hp, Operating           Drilling Partners Inc.      one well   Mid $20s    4  02/05/05
              TD
   ---------------------------------------------------------------------------------------------------------------------------------
 20  Rig 47  Posted - 3000 hp  Cold Stacked 02/98
   ---------------------------------------------------------------------------------------------------------------------------------
 21  Rig 48  Posted - 3000 hp, Operating           Petro-Hunt L.L.C.           one well  High $20s  142  06/23/05
              TD
   ---------------------------------------------------------------------------------------------------------------------------------
 22  Rig 49  Posted - 3000 hp  Cold Stacked 05/03
   ---------------------------------------------------------------------------------------------------------------------------------
 23  Rig 52  Posted - 2000 hp, Operating           Walter Oil & Gas            one well   Mid $20s    -  02/01/05
              TD
                                                   Sabco Oil & Gas             one well   Mid $20s   28  03/01/05
   ---------------------------------------------------------------------------------------------------------------------------------
 24  Rig 55  Posted - 3000 hp, Operating           Callon Petroleum Company    one well   Mid $20s    2  02/03/05
              TD
   ---------------------------------------------------------------------------------------------------------------------------------
 25  Rig 57  Posted - 2000 hp  Operating           Clayton Williams Energy     one well   Mid $20s   20  02/21/05
                                                   Manti Operating Company    three wells Mid $20s   99  05/31/05
   ---------------------------------------------------------------------------------------------------------------------------------
 26  Rig 61  Posted - 3000 hp  Cold Stacked 02/98
   ---------------------------------------------------------------------------------------------------------------------------------
 27  Rig 62  Posted - 3000 hp  Cold Stacked 06/03
   ---------------------------------------------------------------------------------------------------------------------------------
 28  Rig 64  Posted - 3000 hp  Shipyard                                                                  02/20/05   Scheduled
                                                                                                                    Maintenance
   ---------------------------------------------------------------------------------------------------------------------------------
 29  Rig 74  Posted - 2000 hp  Cold Stacked 02/99
   ---------------------------------------------------------------------------------------------------------------------------------
 30  Rig 75  Posted - 2000 hp  Cold Stacked 02/99
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Average 50 days

                                      TODCO
                            Monthly Rig Status Report
                                      as of
                                February 1, 2005

                                                                                    Contract(2)    Est. Duration(2)
                                                                               ------------------  ---------------
                                                                                          Dayrate
    Rig Name     Rig Type          Status (1)             Customer               Type     ($000s)  Days    Date         Comments
    -------- ----------------  ------------------  --------------------------  --------  --------- ----- ---------  ----------------

US Gulf of Mexico
   ---------------------------------------------------------------------------------------------------------------------------------
  1  THE 75  Submersible, TD   Operating           Millennium Offshore         one well  High $30s   61  04/03/05
   ---------------------------------------------------------------------------------------------------------------------------------
  2  THE 77  Submersible       Cold Stacked 01/99
   ---------------------------------------------------------------------------------------------------------------------------------
  3  THE 78  Submersible       Cold Stacked 07/01
   ---------------------------------------------------------------------------------------------------------------------------------
  4  THE 150 150' - ILC,  TD   Operating           Apache Corp                  term      Low $40s   25  02/26/05
   ---------------------------------------------------------------------------------------------------------------------------------
  5  THE 152 150' - MC,  TD    Operating           Hunt Petroleum (AEC), Inc.  one well   Mid $40s    3  02/04/05   Contract Pending
   ---------------------------------------------------------------------------------------------------------------------------------
  6  THE 153 150' - MC         Cold Stacked 07/01
   ---------------------------------------------------------------------------------------------------------------------------------
  7  THE 155 150' - ILC        Cold Stacked 07/01
   ---------------------------------------------------------------------------------------------------------------------------------
  8  THE 156 150' - ILC,  TD   Operating           ADTI                        one well   Low $40s    -  02/01/05
                                                   Marlin Energy Offshore, LLC one well   Mid $40s   29  03/02/05
   ---------------------------------------------------------------------------------------------------------------------------------
  9  THE 185 120' - ILC,  TD   Cold Stacked 09/99
   ---------------------------------------------------------------------------------------------------------------------------------
 10  THE 191 160' - MS         Cold Stacked 08/01
   ---------------------------------------------------------------------------------------------------------------------------------
 11  THE 200 200' - MC,  TD    Operating           Apache Corp                 one well   Mid $40s   26  02/27/05
   ---------------------------------------------------------------------------------------------------------------------------------
 12  THE 201 200' - MC,  TD    Operating           F-W Oil Exploration       three wells  Low $40s   29  03/02/05
   ---------------------------------------------------------------------------------------------------------------------------------
 13  THE 202 200' - MC,  TD    Operating           ADTI                        one well   Low $40s   29  03/02/05
   ---------------------------------------------------------------------------------------------------------------------------------
 14  THE 203 200' - MC,  TD    Operating           Gryphon Exploration Co.     one well   Mid $30s    1  02/02/05
                                                                               one well   Mid $40s   20  02/22/05
                               Shipyard                                                                  03/24/05   Scheduled
                                                                                                                    Maintenance
   ---------------------------------------------------------------------------------------------------------------------------------
 15  THE 204 200' - MC,  TD    Operating           ADTI                        one well   Low $40s   14  02/15/05
   ---------------------------------------------------------------------------------------------------------------------------------
 16  THE 207 200' - MC,  TD    Operating           ADTI                        one well   Low $40s   24  02/25/05
   ---------------------------------------------------------------------------------------------------------------------------------
 17  THE 250 250' - MS,  TDr   Operating           Arena Offshore LLC          term       Low $40s   20  02/21/05
                                                                               term       Mid $40s   80  05/12/05
   ---------------------------------------------------------------------------------------------------------------------------------
 18  THE 251 250' - MS,  TD    Operating           Helis Oil & Gas Company     one well  High $30s  11   02/12/05
   ---------------------------------------------------------------------------------------------------------------------------------
 19  THE 252 250' - MS         Cold Stacked 11/01
   ---------------------------------------------------------------------------------------------------------------------------------
 20  THE 253 250' - MS         Operating           Energy Partners Limited     one well   Mid $30s    -  02/01/05
                                                    Sterling Energy Inc.       one well  High $30s   30  03/03/05
   ---------------------------------------------------------------------------------------------------------------------------------
 21  THE 254 250' - MS         Cold Stacked 07/01
   ---------------------------------------------------------------------------------------------------------------------------------
 22  THE 255 250' - MS         Cold Stacked 07/01
   ---------------------------------------------------------------------------------------------------------------------------------
 23  THE 256 250' - MS         Cold Stacked 03/99
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Average 31 days

                                      TODCO
                            Monthly Rig Status Report
                                      as of
                                February 1, 2005

                                                                                    Contract(2)     Est. Duration(2)
                                                                               -------------------- ---------------
                                                                                          Dayrate
    Rig Name      Rig Type         Status (1)             Customer               Type     ($000s)   Days    Date        Comments
    ----------- ------------- -------------------- --------------------------  --------  ---------- ----- -------- -----------------

Mexico
   ---------------------------------------------------------------------------------------------------------------------------------
  1 THE 205     200' - MC, TD  Operating           PEMEX                       term      High $30s   645  11/08/06
   ---------------------------------------------------------------------------------------------------------------------------------
  2 THE 206     200' - MC, TD  Operating           PEMEX                       term       Low $40s   258  10/17/05
   ---------------------------------------------------------------------------------------------------------------------------------
  3 Platform 3  Platform, TD   Operating           PEMEX                       term      High $20s 1,244  06/29/08
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Average 716 days
Trinidad
   ---------------------------------------------------------------------------------------------------------------------------------
  1  THE 110    100' - MC, TD  Operating           Trinmar                     term       Mid $20s  440   04/17/06
   ---------------------------------------------------------------------------------------------------------------------------------
  2  THE 208    200' - MC      Cold Stacked 03/02
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Average 440 days
Venezuela
   ---------------------------------------------------------------------------------------------------------------------------------
  1  Rig #26    750 hp         Stacked
   ---------------------------------------------------------------------------------------------------------------------------------
  2  Rig #27    900 hp         Stacked
   ---------------------------------------------------------------------------------------------------------------------------------
  3  Cliffs #36 2000 hp        Stacked

   ---------------------------------------------------------------------------------------------------------------------------------
  4  Cliffs #37 2000 hp        Stacked

   ---------------------------------------------------------------------------------------------------------------------------------
  5  Cliffs #40 2000 hp, TDr   Operating           PDVSA                       term       Low $20s   263  10/22/05
   ---------------------------------------------------------------------------------------------------------------------------------
  6  Cliffs #42 2000 hp, TDr   Operating           PDVSA                       term       Low $20s   242  10/01/05
   ---------------------------------------------------------------------------------------------------------------------------------
  7  Cliffs #43 2000 hp        Stacked

   ---------------------------------------------------------------------------------------------------------------------------------
  8  Cliffs #54 3000 hp, TD    Operating           PDVSA                       term       Low $20s   127  06/08/05
   ---------------------------------------------------------------------------------------------------------------------------------
  9  Cliffs #55 3000 hp, TD    Operating           PDVSA                       term       Low $20s   181  08/01/05
   ---------------------------------------------------------------------------------------------------------------------------------
 10  Falcon 40  Lake Barge, TD Cold Stacked 01/00

   ---------------------------------------------------------------------------------------------------------------------------------
 11  Falcon 42  Lake Barge     Cold Stacked 12/99

   ---------------------------------------------------------------------------------------------------------------------------------
 12  Falcon 43  Lake Barge, TD Cold Stacked 02/00

   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Average 203 days

(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2) Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:
The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on March 17, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.